UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2021

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1917 Four Wheel Drive Oshkosh, Wisconsin	54902
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 502-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425, under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12, under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 8, 2021, Oshkosh Corporation (the “Company”) issued a news release disclosing preliminary information concerning its revenue and earnings per share for its fourth fiscal quarter ended September 30, 2021 and also disclosing certain information regarding the Company’s outlook for the abbreviated fiscal year for the Company from October 1, 2021 to December 31, 2021 and the Company’s first full calendar fiscal year, which will be 2022. A copy of such news release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2021, the Board of Directors of the Company acted to change the Company’s fiscal year from a year beginning on October 1 and ending September 30 to a year beginning on January 1 and ending December 31. The change in fiscal year results in an abbreviated fiscal year for the Company from October 1, 2021 to December 31, 2021. The Company’s first full calendar fiscal year resulting from the change will be the year ended December 31, 2022. The Company’s fiscal quarters will remain calendar quarters.

In connection with the change in fiscal year, the Board approved an amendment to Section 2.01 of the Company’s by-laws to eliminate the reference to holding the Company’s annual meeting on the first Tuesday in February each year. As amended, the language provides that the annual meeting of shareholders will be held each year at such time and on such date as may be fixed by or under the authority of the Board. A copy of the Company’s by-laws reflecting such amendment is filed as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit Number

3.1	By-Laws of Oshkosh Corporation, as amended effective October 6, 2021 (marked to show amendment).
99.1	Press release of the Company dated October 8, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: October 8, 2021	By:	/s/ Ignacio A. Cortina
Ignacio A. Cortina
Executive Vice President, General Counsel and Secretary